As filed with the Securities and Exchange Commission on August 13, 2009

Registration No.  ___- ______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________________________

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

___________________________________

VIRGIN MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)		59-3778247 (I.R.S. Employer Identification Number)
909 Third Avenue, Suite 2863 New York, New York 10022 (Address of principal executive offices)

Virgin Media Sharesave Plan
(Full title of the plan)

Bryan H. Hall
Secretary and General Counsel
Virgin Media Inc.
909 Third Avenue, Suite 2863
New York, New York 10022
(212) 906-8440
(Name, Address, including Zip Code, and telephone number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered (1)	Amount to be Registered	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.01 per share (the “Common Stock”)	7,000,000 shares	$10.75	$32,290,000	$4,198.95

(1)
Includes such additional number of shares as may be required in the event of a stock split, stock dividend or similar transaction in accordance with Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”).  Also includes rights (the “Rights”) to purchase shares of our Series A Junior Participating Preferred (or similar) Stock, issuable pursuant to that certain Rights Agreement between the Registrant and The Bank of New York, as Rights Agent, dated as of March 25, 2004, as amended.  The value attributable to the Rights, if any, is reflected in the market price of the Common Stock.

(2)
Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(1) based upon the average of the high and low prices of the Common Stock reported on the NASDAQ Global Select Market on August 12, 2009.  Pursuant to Rule 457(p) under the Securities Act, a filing fee of $290,139.87 (of which $192,981.98 has been applied to offset previous filing fees) has already been paid with respect to unsold securities that were previously registered on the Registration Statement on Form S-3 (File No. 333-132209) originally filed by Virgin Media Inc. (formerly known as NTL Incorporated) on March 3, 2006, and has been carried forward to this Registration Statement. Accordingly, no filing fee is being paid at this time. After application of the $4,198.95 filing fee due for this offering, as well as the previous applications of $192,981, $92,958.94 remains available for future filing fees in accordance with Rule 457(p).

EXPLANATORY NOTE

By a registration statement on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2008 (File No. 333-150833), Virgin Media Inc. (the “Registrant”) registered 3,000,000 shares of the Registrant’s Common Stock, reserved for issuance upon the exercise of options and/or the grant of other awards under the Registrant’s Sharesave Plan (the “Plan”).

This Form S-8 Registration Statement of the Registrant is being filed pursuant to General Instruction E to Form S-8 under the Securities Act to register 7,000,000 additional shares of the Registrant’s Common Stock, issuable upon the exercise of options and/or the grant of other awards under the Plan.

INCORPORATION OF CONTENTS OF
REGISTRATION STATEMENT BY REFERENCE

This Registration Statement hereby incorporated by reference the contents of the Registrant’s registration statement on Form S-8 (File No. 333-150833 filed with the SEC on May 12, 2008).

Item 8.	Exhibits

Exhibit No.                            Description of Exhibit

4.1
Second Restated Articles of Incorporation of Virgin Media Inc. (Incorporated by reference to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 1, 2007).

4.2	Restated by-laws of Virgin Media Inc. (Incorporated by reference to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 1, 2007).

4.3
Equity Registration Rights Agreement, dated as of January 10, 2003, by and among NTL Incorporated and the stockholders listed on the signature pages thereto (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Holdings Inc. as filed with the Securities and Exchange Commission on January 10, 2003).

4.4
Registration Rights Agreement, dated as of September 26, 2003, between NTL Incorporated and W.R. Huff Asset Management Co., L.L.C. (Incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 of Virgin Media Holdings Inc. as filed with the Securities and Exchange Commission on September 26, 2003).

4.5
Registration Rights Agreement dated June 24, 2004 among Telewest Global, Inc., and Holders listed on the Signature pages thereto (Incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form S-4 of Virgin Media Inc. as filed with the Securities and Exchange Commission on January 30, 2006).

4.6
Rights Agreement, dated March 25, 2004, between Telewest Global, Inc. and The Bank of New York, as Rights Agent (Incorporated by reference to Exhibit 4.36 to Amendment No. 2 to the Registration Statement on Form S-4 of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 30, 2004).

4.7
Amendment No. 1, dated as of October 2, 2005, to the Rights Agreement, dated as of March 25, 2004, among Telewest Global, Inc. and The Bank of New York, a Rights Agent (Incorporated by reference to Amendment No. 1 to the Registration Statement on Form 8-A of Virgin Media Inc. as filed with the Securities and Exchange Commission on October 3, 2005).

4.8
Amendment No. 2, dated as of March 3, 2006, to the Rights Agreement between Telewest Global, Inc. and The Bank of New York, as Rights Agent (Incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Registration Statement on Form 8-A of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 6, 2006).

4.9
Series A Warrant Agreement, dated as of January 10, 2003, by and between NTL Incorporated and Continental Stock Transfer & Trust Company, as Warrant Agent (Incorporated by reference to Exhibit 3 to the Registration Statement on Form 8-A of Virgin Media Holdings Inc. filed with the Securities and Exchange Commission on January 10, 2003).

4.10
First Supplemental Warrant Agreement, dated as of March 3, 2006, among NTL Incorporated, NTL Holdings Inc., Bank of New York, as successor Warrant Agent, and Continental Stock and Trust Company, amending the Warrant Agreement, dated as of January 10, 2003, by and between NTL Incorporated and Continental Stock Transfer and Trust Company, as Warrant Agent (Incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 6, 2006).

4.11
Second Supplemental Warrant Agreement, dated as of December 11, 2007, by and between Virgin Media Inc. and The Bank of New York as Warrant Agent (Incorporated by reference to Exhibit 4.12 to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on February 29, 2008).

4.12
Indenture for 6.50% Convertible Senior Notes due 2016 between Virgin Media Inc. and The Bank of New York, as trustee, dated as of April 16, 2008 (including form of 6.50% Convertible Senior Note due 2016) (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on April 16, 2008).

4.13
Registration Rights Agreement for 6.50% Convertible Senior Notes due 2016 between Virgin Media Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., dated as of April 16, 2008 (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on April 16, 2008).

4.14	Rules of the Virgin Media Sharesave Plan (Incorporated by reference to Exhibit 4.14 to Registration Statement on Form S-1 of Virgin Media Inc. as filed with the Securities and Exchange Commission on May 12, 2008).

5.1*	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality of the securities being registered.

23.1*	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (Included in Exhibit 5.1).

23.2*	Consent of Ernst & Young LLP.

24.1*	Power of Attorney (Included on the signature page).

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on August 13, 2009.

Virgin Media Inc. (Registrant)
By:	/s/ James F. Mooney
James F. Mooney Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS: that each person whose signature appears below constitutes and appoints James F. Mooney and Bryan H. Hall as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection herewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises in order to effectuate the foregoing as fully for all intents and purposes as he or she might or could do in person, hereby ratifying, approving and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed the Power of Attorney as of the date indicated.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Neil A. Berkett	Chief Executive Officer (Principal Executive Officer)	August 13, 2009
Neil A. Berkett
/s/ Robert C. Gale	Vice President - Controller (Principal Accounting Officer and Principal Financial Officer)	August 13, 2009
Robert C. Gale
/s/ Charles L. Allen	Director	August 13, 2009
Charles L. Allen
/s/ Jeffrey D. Benjamin	Director	August 13, 2009
Jeffrey D. Benjamin
/s/ James A. Chiddix	Director	August 13, 2009
James A. Chiddix
/s/ Andrew J. Cole	Director	August 13, 2009
Andrew J. Cole
/s/ William R. Huff	Director	August 13, 2009
William R. Huff
/s/ Gordon D. McCallum	Director	August 13, 2009
Gordon D. McCallum
/s/ James F. Mooney	Director	August 13, 2009
James F. Mooney
/s/ John N. Rigsby	Director	August 13, 2009
John N. Rigsby
/s/ Steven J. Simmons	Director	August 13, 2009
Steven J. Simmons
/s/ George R. Zoffinger	Director	August 13, 2009
George R. Zoffinger

INDEX TO EXHIBITS

Exhibit No.                            Description of Exhibit

4.1
Second Restated Articles of Incorporation of Virgin Media Inc. (Incorporated by reference to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 1, 2007).

4.2	Restated by-laws of Virgin Media Inc. (Incorporated by reference to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 1, 2007).

4.3
Equity Registration Rights Agreement, dated as of January 10, 2003, by and among NTL Incorporated and the stockholders listed on the signature pages thereto (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Holdings Inc. as filed with the Securities and Exchange Commission on January 10, 2003).

4.4
Registration Rights Agreement, dated as of September 26, 2003, between NTL Incorporated and W.R. Huff Asset Management Co., L.L.C. (Incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 of Virgin Media Holdings Inc. as filed with the Securities and Exchange Commission on September 26, 2003).

4.5
Registration Rights Agreement dated June 24, 2004 among Telewest Global, Inc., and Holders listed on the Signature pages thereto (Incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form S-4 of Virgin Media Inc. as filed with the Securities and Exchange Commission on January 30, 2006).

4.6
Rights Agreement, dated March 25, 2004, between Telewest Global, Inc. and The Bank of New York, as Rights Agent (Incorporated by reference to Exhibit 4.36 to Amendment No. 2 to the Registration Statement on Form S-4 of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 30, 2004).

4.7
Amendment No. 1, dated as of October 2, 2005, to the Rights Agreement, dated as of March 25, 2004, among Telewest Global, Inc. and The Bank of New York, a Rights Agent (Incorporated by reference to Amendment No. 1 to the Registration Statement on Form 8-A of Virgin Media Inc. as filed with the Securities and Exchange Commission on October 3, 2005).

4.8
Amendment No. 2, dated as of March 3, 2006, to the Rights Agreement between Telewest Global, Inc. and The Bank of New York, as Rights Agent (Incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Registration Statement on Form 8-A of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 6, 2006).

4.9
Series A Warrant Agreement, dated as of January 10, 2003, by and between NTL Incorporated and Continental Stock Transfer & Trust Company, as Warrant Agent (Incorporated by reference to Exhibit 3 to the Registration Statement on Form 8-A of Virgin Media Holdings Inc. filed with the Securities and Exchange Commission on January 10, 2003).

4.10
First Supplemental Warrant Agreement, dated as of March 3, 2006, among NTL Incorporated, NTL Holdings Inc., Bank of New York, as successor Warrant Agent, and Continental Stock and Trust Company, amending the Warrant Agreement, dated as of January 10, 2003, by and between NTL Incorporated and Continental Stock Transfer and Trust Company, as Warrant Agent (Incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on March 6, 2006).

4.11
Second Supplemental Warrant Agreement, dated as of December 11, 2007, by and between Virgin Media Inc. and The Bank of New York as Warrant Agent (Incorporated by reference to Exhibit 4.12 to the Annual Report on Form 10-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on February 29, 2008).

4.12
Indenture for 6.50% Convertible Senior Notes due 2016 between Virgin Media Inc. and The Bank of New York, as trustee, dated as of April 16, 2008 (including form of 6.50% Convertible Senior Note due 2016) (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on April 16, 2008).

4.13
Registration Rights Agreement for 6.50% Convertible Senior Notes due 2016 between Virgin Media Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., dated as of April 16, 2008 (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Virgin Media Inc. as filed with the Securities and Exchange Commission on April 16, 2008).

4.14	Rules of the Virgin Media Sharesave Plan (Incorporated by reference to Exhibit 4.14 to Registration Statement on Form S-1 of Virgin Media Inc. as filed with the Securities and Exchange Commission on May 12, 2008).

5.1*	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality of the securities being registered.

23.1*	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (Included in Exhibit 5.1).

23.2*	Consent of Ernst & Young LLP.

24.1*	Power of Attorney (Included on the signature page).

*	filed herewith